UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2017

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Primary Credit Agreement ($450 Million Revolving Credit Facility and $300 Million Term Loan Facility)
On October 13, 2017, Pebblebrook Hotel Trust (the “Company”), as parent guarantor, Pebblebrook Hotel, L.P., as borrower (the “Operating Partnership”), and certain subsidiaries of the Operating Partnership, as guarantors, entered into that certain Fourth Amended and Restated Credit Agreement with Bank of America, N.A. (“BofA”), as administrative agent, swing line lender and L/C issuer, and certain other lenders named therein (the “Primary Credit Agreement”). The Primary Credit Agreement provides for a $450 million unsecured revolving credit facility and a $300 million unsecured term loan facility. U.S. Bank National Association (“USB”) is joint lead arranger and syndication agent, Raymond James Bank, N.A., Regions Bank and Wells Fargo Bank, National Association, are documentation agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, is joint lead arranger and sole bookrunner under the Primary Credit Agreement. The Primary Credit Agreement amends and restates in its entirety that certain Third Amended and Restated Credit Agreement, dated as of October 16, 2014, among the Company, the Operating Partnership, BofA and certain other lenders named therein, as amended. Pursuant to the Primary Credit Agreement, the Company and certain subsidiaries of the Company guarantee to the lenders thereunder all of the financial obligations (including indebtedness, capital leases and guarantees) of the Operating Partnership and each other guarantor. From time to time, the Operating Partnership may be required to cause additional subsidiaries to become guarantors under the Primary Credit Agreement.
The Primary Credit Agreement provides a $750 million unsecured borrowing capacity, composed of a $450 million unsecured revolving credit facility, which matures on January 15, 2022, and a $300 million unsecured term loan facility, which matures on January 15, 2023. Subject to certain terms and conditions set forth in the Primary Credit Agreement, the Operating Partnership (i) may request additional lender commitments under either or both facilities of up to an additional aggregate of $500 million (for a maximum aggregate borrowing capacity under the Primary Credit Agreement of $1.25 billion) and (ii) may elect, for an additional fee, to extend the maturity date of the revolving credit facility by six months once or twice, for a maximum maturity date of January 15, 2023.
All borrowings under the $450 million unsecured revolving credit facility (except swing line loans) will bear interest at a rate per annum equal to, at the option of the Company, (i) LIBOR plus a margin that is based upon the Company's leverage ratio or (ii) the Base Rate (which is defined as the greater of the rate of interest as publicly announced from time to time by BofA as its prime rate and the Federal Funds rate plus 0.50%) plus a margin that is based on the Company's leverage ratio. The Primary Credit Agreement also permits the issuance of letters of credit and provides for swing line loans. Letters of credit will bear interest at a rate equal to that borne by balances on the revolving credit facility. Swing line loans will bear interest at a rate equal to the Base Rate plus a margin that is based on the Company's leverage ratio. The margins for revolving credit facility loans (other than swing line loans) range in amount from 1.45% to 2.25% for LIBOR-based loans and 0.45% to 1.25% for Base Rate-based loans and swing line loans, depending on the Company's leverage ratio.
In addition to the $450 million unsecured revolving credit facility, the Primary Credit Agreement also provides for a $300 million unsecured term loan facility. The Operating Partnership may borrow up to a maximum of $300 million in term loans under the Primary Credit Agreement. Borrowings under the term loan facility will bear interest at a rate per annum equal to, at the option of the Company, (i) LIBOR plus a margin that is based upon the Company's leverage ratio or (ii) the Base Rate plus a margin that is based on the Company's leverage ratio. The margins for term loans range in amount from 1.40% to 2.20% for LIBOR-based loans and 0.40% to 1.20% for Base Rate-based loans, depending on the Company's leverage ratio.
There are no prepayment penalties under the Primary Credit Agreement.
If the Company or the Operating Partnership attains an investment-grade debt rating from either Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings, a subsidiary of S&P Global, Inc. (“S&P”), the Company may elect to convert the pricing structure under the Primary Credit Agreement to be based on such rating. In that event, the margins for revolving credit facility loans (other than swing line loans) will range in amount from 0.875% to 1.550% for LIBOR-based loans and 0.00% to 0.55% for Base Rate-based loans and swing line loans, depending on such rating. The margins for term loans will range in amount from 0.90% to 1.75% for LIBOR-based loans and 0.00% to 0.75% for Base Rate-based loans, depending on such rating. In either case, borrowings under the revolving credit facility will also incur a facility fee in an amount from 0.125% to 0.300% depending on such rating.
In addition to the interest payable on amounts outstanding under the Primary Credit Agreement, the Company is required to pay an amount equal to 0.20% of the unused portion of the revolving credit facility if the aggregate usage of the such facility is greater than or equal to 50% of such facility and 0.30% if the average usage of such facility is less than 50% of such facility.
The Company’s ability to borrow under the Primary Credit Agreement is subject to its ongoing compliance with a number of customary financial and other covenants, including:

•	a maximum leverage ratio of 6.75:1.00 (or up to 7.00:1.00 for up to four consecutive quarters one time during the term of the agreement);

•	a maximum secured recourse debt ratio of 5% (or up to 10% for up to four consecutive quarters one time during the term of the agreement);

•	a maximum percentage of secured debt to total asset value of 45%;

•	a minimum fixed charge coverage ratio of 1.50:1.00;

•	a maximum unsecured interest coverage ratio of 2.0:1.0;

•	a minimum tangible net worth; and

•	a maximum ratio of unsecured debt to total unencumbered asset value of 60% (or 65% for up to three consecutive quarters up to three non-consecutive times during the term of the agreement).

The Primary Credit Agreement contains representations, warranties, covenants, terms and conditions customary for transactions of this type, including limitations on liens, incurrence of debt, investments, mergers and asset dispositions, covenants to preserve corporate existence and comply with laws, covenants on the use of proceeds of the credit facility and default provisions, including defaults for non-payment, breach of representations and warranties, insolvency, non-performance of covenants, cross-defaults and guarantor defaults. The occurrence of an event of default under the Primary Credit Agreement could result in all loans and other obligations becoming immediately due and payable and the credit facility being terminated and allow the lenders under the agreement to exercise all rights and remedies available to them with respect to the collateral.
As of October 13, 2017, the Company had $30.0 million outstanding under the $450 million unsecured revolving credit facility. In connection with entering into the Primary Credit Agreement, the prior notes evidencing the $300 million term loan were canceled and the Operating Partnership executed new notes evidencing the $300 million term loan, allocated among the lenders of the Primary Credit Agreement in accordance with the terms of such credit agreement, in effect extending its maturity and reducing its pricing as set forth above.

USB Credit Agreement ($65 Million Term Loan Facility)
On October 13, 2017, the Company, as parent guarantor, the Operating Partnership, as borrower, and certain subsidiaries of the Operating Partnership, as guarantors, entered into that certain Amended and Restated Credit Agreement with USB, as administrative agent, and certain other lenders named therein (the “USB Credit Agreement”). The USB Credit Agreement provides for a $65 million unsecured term loan facility. Regions Bank is syndication agent, PNC Bank, National Association (“PNC”) is managing agent, and USB is sole lead arranger and sole bookrunner under the USB Credit Agreement. The USB Credit Agreement amends and restates in its entirety that certain Credit Agreement, dated as of April 13, 2015, among the Company, the Operating Partnership, USB and certain other lenders named therein, as amended (the “Prior USB Credit Agreement”). Pursuant to the USB Credit Agreement, the Company and certain subsidiaries of the Operating Partnership guarantee to the lenders thereunder all of the financial obligations (including indebtedness, capital leases and guarantees) of the Operating Partnership and each other guarantor. From time to time, the Operating Partnership may be required to cause additional subsidiaries to become guarantors under the USB Credit Agreement.
The USB Credit Agreement provides for a $65 million unsecured term loan facility, which matures on April 13, 2022. Subject to certain terms and conditions set forth in the USB Credit Agreement, the Operating Partnership may request additional lender commitments under the facility of up to an additional aggregate of $85 million (for a maximum aggregate borrowing capacity under the USB Credit Agreement of $150 million). The Prior USB Credit Agreement provided for a $175 million unsecured term loan facility. The net effect of entering into the USB Credit Agreement and the CapOne Credit Agreement (as defined and described below) is that the Company has two unsecured term loan facilities providing for an aggregate of $175 million in term loans instead of just one unsecured term loan facility providing for a $175 million unsecured term loan.
Borrowings under the USB Credit Agreement will bear interest at the same rate as described for term loans made under the Primary Credit Agreement.
There are no prepayment penalties under the USB Credit Agreement.
The Company’s ability to borrow under the USB Credit Agreement is subject to its ongoing compliance with financial and other covenants as described above under the Primary Credit Agreement.
In connection with entering into the USB Credit Agreement, the prior notes evidencing the $175 million term loan under the Prior USB Credit Agreement were canceled and the Operating Partnership executed new notes evidencing the $65 million term loan under the USB Credit Agreement (and the $110 million term loan under the CapOne Credit Agreement as set forth below), allocated among the lenders of the USB Credit Agreement in accordance with the terms of such credit agreement, in effect reducing its pricing as set forth above.

CapOne Credit Agreement ($110 Million Term Loan Facility)
On October 13, 2017, the Company, as parent guarantor, the Operating Partnership, as borrower, and certain subsidiaries of the Operating Partnership, as guarantors, entered into that certain Credit Agreement with Capital One, National Association (“CapOne”), as administrative agent, and certain other lenders named therein (the “CapOne Credit Agreement”). The CapOne Credit Agreement provides for a $110 million unsecured term loan facility. TD Bank, National Association is syndication agent, and CapOne and TD Securities (USA) LLC are joint lead arrangers and joint bookrunners under the CapOne Credit Agreement. Pursuant to the CapOne Credit Agreement, the Company and certain subsidiaries of the Operating Partnership guarantee to the lenders thereunder all of the financial obligations (including indebtedness, capital leases and guarantees) of the Operating Partnership and each other guarantor. From time to time, the Operating Partnership may be required to cause additional subsidiaries to become guarantors under the CapOne Credit Agreement.
The CapOne Credit Agreement provides for a $110 million unsecured term loan facility, which matures on October 13, 2024. Subject to certain terms and conditions set forth in the CapOne Credit Agreement, the Operating Partnership may request additional lender commitments under the facility of up to an additional aggregate of $140 million (for a maximum aggregate borrowing capacity under the CapOne Credit Agreement of $250 million). As described above, the net effect of entering into the USB Credit Agreement and the CapOne Credit Agreement is that the Company has two unsecured term loan facilities providing for an aggregate of $175 million in term loans instead of just one unsecured term loan facility providing for a $175 million unsecured term loan.
Borrowings under the CapOne Credit Agreement will bear interest at a rate per annum equal to, at the option of the Company, (i) LIBOR plus a margin that is based upon the Company's leverage ratio or (ii) the Base Rate plus a margin that is based on the Company's leverage ratio. The margins for term loans range in amount from 1.70% to 2.60% for LIBOR-based loans and 0.70% to 1.60% for Base Rate-based loans, depending on the Company's leverage ratio.
The Operating Partnership may prepay the principal balance of borrowings under the unsecured term loan facility through October 13, 2019 if it also pays a prepayment penalty of up to 2.00% of the principal amount prepaid. After October 13, 2019, there are no prepayment penalties.
The Company’s ability to borrow under the CapOne Credit Agreement is subject to its ongoing compliance with financial and other covenants as described above under the Primary Credit Agreement.
In connection with entering into the CapOne Credit Agreement, the prior notes evidencing the $175 million term loan under the Prior USB Credit Agreement were canceled and the Operating Partnership executed new notes evidencing the $110 million term loan under the CapOne Credit Agreement (and the $65 million term loan under the USB Credit Agreement as set forth above), allocated among the lenders of the CapOne Credit Agreement in accordance with the terms of such credit agreement, in effect modifying its pricing and extending its maturity as set forth above.

PNC Credit Agreement ($200 Million Term Loan Facility)
On October 13, 2017, the Company, as parent guarantor, the Operating Partnership, as borrower, and certain subsidiaries of the Operating Partnership, as guarantors, entered into that certain Amended and Restated Credit Agreement with PNC, as administrative agent, and certain other lenders named therein (the “PNC Credit Agreement”). The PNC Credit Agreement provides for a $200 million unsecured term loan facility. Regions Bank is syndication agent, USB and Sumitomo Mitsui Banking Corporation are documentation agents, and PNC Capital Markets LLC and Regions Capital Markets are joint lead arrangers and joint bookrunners under the PNC Credit Agreement. The PNC Credit Agreement amends and restates in its entirety that certain Credit Agreement, dated as of June 10, 2015, among the Company, the Operating Partnership, PNC and certain other lenders named therein, as amended (the “Prior PNC Credit Agreement”). Pursuant to the PNC Credit Agreement, the Company and certain subsidiaries of the Operating Partnership guarantee to the lenders thereunder all of the financial obligations (including indebtedness, capital leases and guarantees) of the Operating Partnership and each other guarantor. From time to time, the Operating Partnership may be required to cause additional subsidiaries to become guarantors under the PNC Credit Agreement.
The PNC Credit Agreement provides for a $200 million unsecured term loan facility, which matures on January 10, 2021. Subject to certain terms and conditions set forth in the PNC Credit Agreement, the Operating Partnership may request additional lender commitments under the facility of up to an additional aggregate of $50 million (for a maximum aggregate borrowing capacity under the PNC Credit Agreement of $250 million).
Borrowings under the PNC Credit Agreement will bear interest at the same rate as described for term loans made under the Primary Credit Agreement.
There are no prepayment penalties under the PNC Credit Agreement.

The Company’s ability to borrow under the PNC Credit Agreement is subject to its ongoing compliance with financial and other covenants as described above under the Primary Credit Agreement.
In connection with entering into the PNC Credit Agreement, the prior notes evidencing the $200 million term loan under the Prior PNC Credit Agreement were canceled and the Operating Partnership executed new notes evidencing the $200 million term loan under the PNC Credit Agreement, allocated among the lenders of the PNC Credit Agreement in accordance with the terms of such credit agreement, in effect modifying its pricing as set forth above.

Amendment to Note Purchase and Guarantee Agreement ($100 Million Senior Unsecured Notes)
On October 13, 2017, the Company, the Operating Partnership, Massachusetts Mutual Life Insurance Company, MassMutual Asia Limited, Allianz Life Insurance Company of North America and The Guardian Life Insurance Company of America entered into that certain First Amendment to Note Purchase Agreement (the “Amendment”). The Amendment amended that certain Note Purchase and Guarantee Agreement, dated as of November 12, 2015, among the parties to the Amendment, pursuant to which the Operating Partnership issued $100 million of its senior unsecured notes of which (i) $60,000,000 aggregate principal was designated as its 4.70% Senior Notes, Series A, due December 1, 2023 and (ii) $40,000,000 aggregate principal was designated as its 4.93% Senior Notes, Series B, due December 1, 2025 (collectively, the "Notes").
The Amendment conformed certain of the financial covenants under the Notes Purchase Agreement to those described above under the Primary Credit Agreement. The Amendment also adjusted the forms of note for the Notes accordingly.

Several of the lenders under the Primary Credit Agreement, the USB Credit Agreement, the CapOne Credit Agreement and the PNC Credit Agreement, and their affiliates, have provided, and they and other lenders and their affiliates may in the future provide, various investment banking, commercial banking, fiduciary and advisory services for the Company from time to time for which they have received, and may in the future receive, customary fees and expenses.
The foregoing descriptions of the Primary Credit Agreement, the USB Credit Agreement, the CapOne Credit Agreement, the PNC Credit Agreement and the Amendment are not complete. Copies of those agreements and the Amendment will be filed with the U.S. Securities and Exchange Commission as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2017.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Primary Credit Agreement, the USB Credit Agreement, the CapOne Credit Agreement and the PNC Credit Agreement, and the loans made thereunder, is hereby incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
On October 16, 2017, the Company issued a press release announcing the entry into the agreements described under Item 1.01 of this Current Report on Form 8-K. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release regarding refinancing of credit facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

October 17, 2017	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary